UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Curaçao	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 rue Saint-Dominique, Paris, France 75007

5599 San Felipe, Houston, Texas U.S.A. 77056
(address)

62 Buckingham Gate, London, United Kingdom SW1E 6AJ

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (713) 513-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.01 per share	SLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 18, 2020, Schlumberger Finance Canada Ltd. (the “Issuer”) issued $500,000,000 aggregate principal amount of 1.400% Senior Notes due 2025 (the “Notes”) under a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement was filed with the SEC on September 9, 2020 (Registration No. 333-248675) (the “Registration Statement”).

The Notes are fully and unconditionally guaranteed by Schlumberger Limited (“Schlumberger”), and were sold pursuant to an underwriting agreement dated as of September 9, 2020 (the “Underwriting Agreement”), by and among (a) the Issuer and Schlumberger and (b) BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the various underwriters (collectively, the “Underwriters”). The Notes were issued under an Indenture dated as of September 18, 2020 (the “Indenture”), by and among the Issuer, Schlumberger, as guarantor, and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture dated as of September 18, 2020 by and among the Issuer, Schlumberger, as guarantor, and the Trustee (the “First Supplemental Indenture”).

The relevant terms of the Notes, the Indenture and the First Supplemental Indenture are further described under the caption “Description of the Notes” in the prospectus supplement dated September 9, 2020, filed with the SEC by Schlumberger on September 10, 2020, pursuant to Rule 424(b)(5) under the Securities Act and in the section entitled “Description of Debt Securities” in the base prospectus dated September 9, 2020, included in the Registration Statement. These descriptions are incorporated in this Item 8.01 by reference.

The Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the form of the Notes) are filed as exhibits to this Current Report on Form 8-K and incorporated by reference. The descriptions of the Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the form of the Notes) in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Indenture and the First Supplemental Indenture (including the form of the Notes). Schlumberger is filing this Current Report on Form 8-K so as to file with the SEC certain items that are to be incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

The exhibits listed below are filed pursuant to Item 9.01 of this Form 8-K.

1	Underwriting Agreement dated September 9, 2020, by and among (a) Schlumberger Finance Canada Ltd. and Schlumberger Limited and (b) BofA Securities, Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.

4.1	Indenture dated as of September 18, 2020, among Schlumberger Finance Canada Ltd., Schlumberger Limited and The Bank of New York Mellon, as trustee.

4.2	First Supplemental Indenture dated as of September 18, 2020, among Schlumberger Finance Canada Ltd., Schlumberger Limited and The Bank of New York Mellon, as trustee.

4.3	Form of 1.400% Senior Notes due 2025 (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Bennett Jones LLP.

5.3	Opinion of STvB Advocaten (Europe) N.V.

22	Issuer of Registered Guaranteed Debt Securities.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Bennett Jones LLP (included in Exhibit 5.2).

23.3	Consent of STvB Advocaten (Europe) N.V. (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER LIMITED

/s/ Saul R. Laureles
Saul R. Laureles
Assistant Secretary

Date: September 18, 2020